Exhibit 99.1

Explanatory Note

Beginning with the first quarter of fiscal 2020, Conagra Brands, Inc. (the “Company”) no longer reports the Pinnacle Foods Inc. (“Pinnacle Foods”) business, acquired in October 2018, as a standalone reporting segment. To better reflect how management is now managing the overall integrated business, the business components previously comprising the Pinnacle Foods reporting segment have been allocated to the Company’s other four reporting segments.

Set forth below is certain historical unaudited financial information that has been recast to reflect this change. The recast historical financial information also reflects (i) the reallocation of an immaterial amount of net sales and operating profit from the Company’s Grocery & Snacks reporting segment to the Company’s Foodservice reporting segment and (ii) the removal of certain businesses divested in fiscal 2019 (the Wesson oil business and the Gelit pasta business) from historical organic net sales. This recast historical financial information is provided to ensure comparability and has no impact on the Company’s previously reported consolidated statements of operations, comprehensive income (loss), balance sheets, stockholders’ equity, and cash flows. This information should be read in conjunction with the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Note on Non-GAAP Financial Measures

The information below contains certain non-GAAP financial measures, including organic net sales, adjusted operating profit, and adjusted operating margin. Management considers GAAP financial measures as well as such non-GAAP financial information in its evaluation of the Company’s financial statements and believes these non-GAAP measures provide useful supplemental information to assess the Company’s operating performance and financial position. These measures should be viewed in addition to, and not in lieu of, the Company’s operating performance and financial measures as calculated in accordance with GAAP.

Conagra Brands, Inc.

Recast Historical Financial Information (Unaudited)

Net Sales and Reconciliation of Organic Net Sales to Net Sales

(dollars in millions)

Q1 FY19	Grocery & Snacks	Refrigerated & Frozen	International	Foodservice	Total Conagra Brands
Net Sales	$770.7	$635.2	$193.8	$234.7	$1,834.4
Impact of foreign exchange	—	—	5.9	—	5.9
Net sales from acquired businesses	(24.9)	(10.6)	(1.9)	—	(37.4)
Net sales from divested businesses	(31.9)	(13.2)	(9.2)	(11.6)	(65.9)
Net sales from sold Trenton plant	—	—	—	(2.0)	(2.0)

Organic Net Sales ex Trenton	$713.9	$611.4	$188.6	$221.1	$1,735.0

Year-over-year change - Net Sales	3.3%	3.2%	1.5%	(6.7)%	1.7%
Impact of foreign exchange (pp)	—	—	3.2	—	0.3
Net sales from acquired businesses (pp)	(3.3)	(1.8)	(0.9)	—	(2.0)
Net sales from divested businesses (pp)	0.6	(0.2)	3.4	1.0	0.6
Net sales from sold Trenton plant (pp)	—	—	—	7.0	1.0

Organic Net Sales ex Trenton Growth	0.6%	1.2%	7.2%	1.3%	1.6%

Volume (Organic)	0.5%	(0.1)%	5.1%	(3.8)%	0.2%
Price/Mix	0.1%	1.3%	2.1%	5.1%	1.4%

Q1 FY18	Grocery & Snacks	Refrigerated & Frozen	International	Foodservice	Total Conagra Brands
Net Sales	$745.8	$615.7	$190.9	$251.8	$1,804.2
Net sales from divested businesses	(36.4)	(11.4)	(15.1)	(13.9)	(76.8)
Net sales from sold Trenton plant	—	—	—	(19.6)	(19.6)

Organic Net Sales ex Trenton	$709.4	$604.3	$175.8	$218.3	$1,707.8

Q2 FY19	Grocery & Snacks	Refrigerated & Frozen	International	Foodservice	Total Conagra Brands
Net Sales	$1,000.5	$906.7	$218.3	$258.2	$2,383.7
Impact of foreign exchange	—	—	9.1	—	9.1
Net sales from acquired businesses	(117.3)	(144.8)	(11.8)	(12.1)	(286.0)
Net sales from divested businesses	(46.1)	(15.5)	(5.7)	(11.4)	(78.7)

Organic Net Sales ex Trenton	$837.1	$746.4	$209.9	$234.7	$2,028.1

Year-over-year change - Net Sales	11.2%	19.6%	(0.9)%	(12.6)%	9.7%
Impact of foreign exchange (pp)	—	—	4.1	—	0.4
Net sales from acquired businesses (pp)	(13.0)	(19.1)	(5.2)	(4.3)	(13.2)
Net sales from divested businesses (pp)	0.1	(0.1)	5.8	0.7	0.7
Net sales from sold Trenton plant (pp)	—	—	—	6.1	0.9

Organic Net Sales ex Trenton Growth	(1.7)%	0.4%	3.8%	(10.1)%	(1.5)%

Volume (Organic)	(2.2)%	0.3%	0.5%	(12.3)%	(2.2)%
Price/Mix	0.5%	0.1%	3.3%	2.2%	0.7%

Q2 FY18	Grocery & Snacks	Refrigerated & Frozen	International	Foodservice	Total Conagra Brands
Net Sales	$899.7	$758.1	$220.3	$295.3	$2,173.4
Net sales from divested businesses	(48.5)	(14.4)	(18.0)	(14.3)	(95.2)
Net sales from sold Trenton plant	—	—	—	(20.2)	(20.2)

Organic Net Sales ex Trenton	$851.2	$743.7	$202.3	$260.8	$2,058.0

Conagra Brands, Inc.

Recast Historical Financial Information (Unaudited)

Net Sales and Reconciliation of Organic Net Sales to Net Sales

(dollars in millions)

Q3 FY19	Grocery & Snacks	Refrigerated & Frozen	International	Foodservice	Total Conagra Brands
Net Sales	$1,129.8	$1,094.3	$228.3	$254.7	$2,707.1
Impact of foreign exchange	—	—	9.3	—	9.3
Net sales from acquired businesses	(267.6)	(389.4)	(30.2)	(31.2)	(718.4)
Net sales from divested businesses	(37.9)	(14.3)	(6.3)	(11.2)	(69.7)

Organic Net Sales ex Trenton	$824.3	$690.6	$201.1	$212.3	$1,928.3

Year-over-year change - Net Sales	35.1%	58.9%	2.1%	3.3%	35.7%
Impact of foreign exchange (pp)	—	—	4.1	—	0.5
Net sales from acquired businesses (pp)	(31.9)	(56.4)	(13.6)	(12.8)	(36.0)
Net sales from divested businesses (pp)	(0.5)	(0.2)	6.3	0.6	0.6
Net sales from sold Trenton plant (pp)	—	—	—	8.1	1.0

Organic Net Sales ex Trenton Growth	2.7%	2.3%	(1.1)%	(0.8)%	1.8%

Volume (Organic)	1.6%	3.2%	(2.2)%	(6.8)%	0.9%
Price/Mix	1.1%	(0.9)%	1.1%	6.0%	0.9%

Q3 FY18	Grocery & Snacks	Refrigerated & Frozen	International	Foodservice	Total Conagra Brands
Net Sales	$836.0	$688.5	$223.4	$246.6	$1,994.5
Net sales from divested businesses	(33.8)	(13.0)	(20.2)	(12.7)	(79.7)
Net sales from sold Trenton plant	—	—	—	(19.8)	(19.8)

Organic Net Sales ex Trenton	$802.2	$675.5	$203.2	$214.1	$1,895.0

Q4 FY19	Grocery & Snacks	Refrigerated & Frozen	International	Foodservice	Total Conagra Brands
Net Sales	$1,022.6	$1,099.2	$224.0	$267.4	$2,613.2
Impact of foreign exchange	—	—	5.9	—	5.9
Net sales from acquired businesses	(278.2)	(412.3)	(30.7)	(35.3)	(756.5)
Net sales from divested businesses	—	(13.7)	—	—	(13.7)

Organic Net Sales ex Trenton	$744.4	$673.2	$199.2	$232.1	$1,848.9

Year-over-year change - Net Sales	27.9%	59.1%	7.3%	0.1%	32.9%
Impact of foreign exchange (pp)	—	—	2.8	—	0.3
Net sales from acquired businesses (pp)	(34.8)	(59.7)	(14.7)	(13.4)	(38.5)
Net sales from divested businesses (pp)	4.6	—	10.2	4.7	3.6
Net sales from sold Trenton plant (pp)	—	—	—	7.3	1.0

Organic Net Sales ex Trenton Growth	(2.3)%	(0.6)%	5.6%	(1.3)%	(0.7)%

Volume (Organic)	(1.0)%	(1.5)%	5.2%	(6.2)%	(1.2)%
Price/Mix	(1.3)%	0.9%	0.4%	4.9%	0.5%

Q4 FY18	Grocery & Snacks	Refrigerated & Frozen	International	Foodservice	Total Conagra Brands
Net Sales	$799.5	$690.7	$208.9	$267.1	$1,966.2
Net sales from divested businesses	(37.7)	(13.9)	(20.1)	(12.5)	(84.2)
Net sales from sold Trenton plant	—	—	—	(19.5)	(19.5)

Organic Net Sales ex Trenton	$761.8	$676.8	$188.8	$235.1	$1,862.5

Conagra Brands, Inc.

Recast Historical Financial Information (Unaudited)

Net Sales and Reconciliation of Organic Net Sales to Net Sales

(dollars in millions)

FY19 YTD	Grocery & Snacks	Refrigerated & Frozen	International	Foodservice	Total Conagra Brands
Net Sales	$3,923.6	$3,735.4	$864.4	$1,015.0	$9,538.4
Impact of foreign exchange	—	—	30.2	—	30.2
Net sales from acquired businesses	(688.0)	(957.1)	(74.6)	(78.6)	(1,798.3)
Net sales from divested businesses	(115.9)	(56.7)	(21.2)	(34.2)	(228.0)
Net sales from sold Trenton plant	—	—	—	(2.0)	(2.0)

Organic Net Sales ex Trenton	$3,119.7	$2,721.6	$798.8	$900.2	$7,540.3

Year-over-year change - Net Sales	19.6%	35.7%	2.5%	(4.3)%	20.2%
Impact of foreign exchange (pp)	—	—	3.7	—	0.4
Net sales from acquired businesses (pp)	(21.0)	(34.8)	(8.8)	(7.4)	(22.7)
Net sales from divested businesses (pp)	1.2	(0.1)	6.3	1.7	1.3
Net sales from sold Trenton plant (pp)	—	—	—	7.0	1.0

Organic Net Sales ex Trenton Growth	(0.2)%	0.8%	3.7%	(3.0)%	0.2%

Volume (Organic)	(0.3)%	0.5%	2.0%	(7.4)%	(0.6)%
Price/Mix	0.1%	0.3%	1.7%	4.4%	0.8%

FY18 YTD	Grocery & Snacks	Refrigerated & Frozen	International	Foodservice	Total Conagra Brands
Net Sales	$3,281.0	$2,753.0	$843.5	$1,060.8	$7,938.3
Net sales from divested businesses	(156.4)	(52.7)	(73.4)	(53.4)	(335.9)
Net sales from sold Trenton plant	—	—	—	(79.1)	(79.1)

Organic Net Sales ex Trenton	$3,124.6	$2,700.3	$770.1	$928.3	$7,523.3

Conagra Brands, Inc.

Recast Historical Financial Information (Unaudited)

Operating Profit and Reconciliation of Adjusted Operating Profit to Operating Profit

(dollars in millions)

Q1 FY19	Grocery & Snacks		Refrigerated & Frozen		International		Foodservice		Corporate Expense	Total Conagra Brands
Operating Profit	$178.6		$95.5		$37.3		$27.6		$(80.8)	$258.2
Restructuring plans	0.1		—		0.2		—		0.9	1.2
Gain on sale of Del Monte business	—		—		(13.3)		—		—	(13.3)
Acquisitions and divestitures	0.6		—		2.9		—		7.5	11.0
Integration costs	—		—		—		—		4.3	4.3
Corporate hedging derivative losses (gains)	—		—		—		—		6.4	6.4

Adjusted Operating Profit	$179.3		$95.5		$27.1		$27.6		$(61.7)	$267.8

Operating Profit Margin	23.2%		15.0%		19.2%		11.8%			14.1%
Adjusted Operating Profit Margin	23.3%		15.0%		14.0%		11.8%			14.6%
Year-over-year % change - Operating Profit	1.4%		(6.4)%		97.4%		19.2%		32.9%	(0.5)%
Year-over year % change - Adjusted Operating Profit	(2.1)%		(6.3)%		43.4%		19.2%		24.6%	(3.5)%
Year-over-year bps change - Adjusted Operating Profit	(129	) bps	(162	) bps	409	bps	256	bps		(79	) bps

Q1 FY18	Grocery & Snacks		Refrigerated & Frozen		International		Foodservice		Corporate Expense	Total Conagra Brands
Operating Profit	$176.2		$101.9		$18.9		$23.2		$(60.8)	$259.4
Restructuring plans	6.2		—		—		—		5.2	11.4
Acquisitions and divestitures	0.8		—		—		—		—	0.8
Corporate hedging derivative losses (gains)	—		—		—		—		6.0	6.0

Adjusted Operating Profit	$183.2		$101.9		$18.9		$23.2		$(49.6)	$277.6

Operating Profit Margin	23.6%		16.6%		9.9%		9.2%			14.4%
Adjusted Operating Profit Margin	24.6%		16.6%		9.9%		9.2%			15.4%

Q2 FY19	Grocery & Snacks		Refrigerated & Frozen		International		Foodservice		Corporate Expense	Total Conagra Brands
Operating Profit	$219.6		$156.8		$22.5		$34.4		$(243.4)	$189.9
Restructuring plans	2.1		0.1		3.8		—		104.9	110.9
Adjustment to gain on sale of Del Monte business	—		—		0.1		—		—	0.1
Acquisitions and divestitures	0.3		—		—		—		90.2	90.5
Integration costs	—		—		—		—		4.6	4.6
Inventory fair value mark-up rollout	11.9		9.9		2.6		—		—	24.4
Corporate hedging derivative losses (gains)	—		—		—		—		(2.8)	(2.8)

Adjusted Operating Profit	$233.9		$166.8		$29.0		$34.4		$(46.5)	$417.6

Operating Profit Margin	21.9%		17.3%		10.3%		13.3%			8.0%
Adjusted Operating Profit Margin	23.4%		18.4%		13.3%		13.3%			17.5%
Year-over-year % change - Operating Profit	10.0%		22.1%		11.6%		(27.9)%		290.4%	(43.1)%
Year-over year % change - Adjusted Operating Profit	10.6%		29.9%		37.5%		(27.9)%		(30.9)%	22.3%
Year-over-year bps change - Adjusted Operating Profit	(13	) bps	146	bps	370	bps	(283	) bps		181	bps

Q2 FY18	Grocery & Snacks		Refrigerated & Frozen		International		Foodservice		Corporate Expense	Total Conagra Brands
Operating Profit	$199.5		$128.5		$20.2		$47.7		$(62.4)	$333.5
Restructuring plans	4.0		—		0.9		—		2.2	7.1
Acquisitions and divestitures	7.8		—		—		—		—	7.8
Corporate hedging derivative losses (gains)	—		—		—		—		(7.1)	(7.1)

Adjusted Operating Profit	$211.3		$128.5		$21.1		$47.7		$(67.3)	$341.3

Operating Profit Margin	22.2%		16.9%		9.2%		16.1%			15.3%
Adjusted Operating Profit Margin	23.5%		16.9%		9.6%		16.1%			15.7%

Conagra Brands, Inc.

Recast Historical Financial Information (Unaudited)

Operating Profit and Reconciliation of Adjusted Operating Profit to Operating Profit

(dollars in millions)

Q3 FY19	Grocery & Snacks		Refrigerated & Frozen		International		Foodservice		Corporate Expense	Total Conagra Brands
Operating Profit	$225.0		$189.1		$29.9		$36.8		$(62.6)	$418.2
Restructuring plans	3.0		2.1		(0.1)		—		33.4	38.4
Acquisitions and divestitures	0.1		—		—		—		2.3	2.4
Inventory fair value mark-up rollout	17.8		10.8		(1.7)		—		—	26.9
Novation of a legacy guarantee	—		—		—		—		(27.3)	(27.3)
Fair value adjustment of cash settleable equity awards issued in connection with Pinnacle acquisition	—		—		—		—		(18.6)	(18.6)
Corporate hedging derivative losses (gains)	—		—		—		—		0.2	0.2

Adjusted Operating Profit	$245.9		$202.0		$28.1		$36.8		$(72.6)	$440.2

Operating Profit Margin	19.9%		17.3%		13.1%		14.4%			15.4%
Adjusted Operating Profit Margin	21.8%		18.5%		12.3%		14.4%			16.3%
Year-over-year % change - Operating Profit	28.8%		50.0%		1.3%		47.3%		(42.3)%	69.5%
Year-over year % change - Adjusted Operating Profit	38.6%		59.3%		(5.3)%		47.3%		20.3%	47.5%
Year-over-year bps change - Adjusted Operating Profit	55	bps	4	bps	(97	) bps	430	bps		130	bps

Q3 FY18	Grocery & Snacks		Refrigerated & Frozen		International		Foodservice		Corporate Expense	Total Conagra Brands
Operating Profit	$174.7		$126.1		$29.5		$24.9		$(108.5)	$246.7
Restructuring plans	0.4		0.1		0.2		—		14.0	14.7
Acquisitions and divestitures	2.4		0.7		—		—		—	3.1
Corporate hedging derivative losses (gains)	—		—		—		—		(0.8)	(0.8)
Early exit of an unfavorable lease contract by purchasing the building	—		—		—		—		34.9	34.9

Adjusted Operating Profit	$177.5		$126.9		$29.7		$24.9		$(60.4)	$298.6

Operating Profit Margin	20.9%		18.3%		13.2%		10.1%			12.4%
Adjusted Operating Profit Margin	21.2%		18.4%		13.3%		10.1%			15.0%

Q4 FY19	Grocery & Snacks		Refrigerated & Frozen		International		Foodservice		Corporate Expense	Total Conagra Brands
Operating Profit	$139.4		$203.7		$10.1		$35.5		$(75.4)	$313.3
Restructuring plans	0.9		0.7		1.0		—		28.3	30.9
Intangible impairment charges	76.5		—		13.1		—		—	89.6
Acquisitions and divestitures	—		0.7		—		—		1.6	2.3
Inventory fair value mark-up rollout	0.5		1.2		—		—		—	1.7
Legal matters	—		—		—		—		(39.1)	(39.1)
Gain on divestiture of businesses	(33.1)		(23.1)		—		—		—	(56.2)
Fair value adjustment of cash settleable equity awards issued in connection with Pinnacle acquisition	—		—		—		—		3.5	3.5
Corporate hedging derivative losses (gains)	—		—		—		—		(2.0)	(2.0)

Adjusted Operating Profit	$184.2		$183.2		$24.2		$35.5		$(83.1)	$344.0

Operating Profit Margin	13.6%		18.5%		4.5%		13.3%			12.0%
Adjusted Operating Profit Margin	18.0%		16.7%		10.8%		13.3%			13.2%
Year-over-year % change - Operating Profit	(19.0)%		65.6%		(43.6)%		25.8%		(66.8)%	176.0%
Year-over year % change - Adjusted Operating Profit	2.5%		49.0%		26.8%		25.8%		8.8%	25.7%
Year-over-year bps change - Adjusted Operating Profit	(447	) bps	(114	) bps	166	bps	272	bps		(76	) bps

Q4 FY18	Grocery & Snacks		Refrigerated & Frozen		International		Foodservice		Corporate Expense	Total Conagra Brands
Operating Profit	$172.1		$122.9		$17.9		$28.3		$(227.7)	$113.5
Restructuring plans	3.5		—		0.4		—		0.9	4.8
Intangible impairment charges	4.0		—		0.8		—		—	4.8
Acquisitions and divestitures	0.4		—		—		—		3.6	4.0
Legal matters	—		—		—		—		151.0	151.0
Corporate hedging derivative losses (gains)	—		—		—		—		(4.3)	(4.3)

Adjusted Operating Profit	$180.0		$122.9		$19.1		$28.3		$(76.5)	$273.8

Operating Profit Margin	21.5%		17.8%		8.6%		10.6%			5.8%
Adjusted Operating Profit Margin	22.5%		17.8%		9.1%		10.6%			13.9%

Conagra Brands, Inc.

Recast Historical Financial Information (Unaudited)

Operating Profit and Reconciliation of Adjusted Operating Profit to Operating Profit

(dollars in millions)

FY19 YTD	Grocery & Snacks		Refrigerated & Frozen		International		Foodservice		Corporate Expense	Total Conagra Brands
Operating Profit	$762.6		$645.1		$99.8		$134.3		$(462.2)	$1,179.6
Restructuring plans	6.1		2.9		4.9		—		167.5	181.4
Intangible impairment charges	76.5		—		13.1		—		—	89.6
Gain on divestiture of businesses	(33.1)		(23.1)		(13.2)		—		—	(69.4)
Acquisitions and divestitures	1.0		0.7		2.9		—		101.6	106.2
Integration costs	—		—		—		—		8.9	8.9
Inventory fair value mark-up rollout	30.2		21.9		0.9		—		—	53.0
Novation of a legacy guarantee	—		—		—		—		(27.3)	(27.3)
Legal matters	—		—		—		—		(39.1)	(39.1)
Fair value adjustment of cash settleable equity awards issued in connection with Pinnacle acquisition	—		—		—		—		(15.1)	(15.1)
Corporate hedging derivative losses (gains)	—		—		—		—		1.8	1.8

Adjusted Operating Profit	$843.3		$647.5		$108.4		$134.3		$(263.9)	$1,469.6

Operating Profit Margin	19.4%		17.3%		11.5%		13.2%			12.4%
Adjusted Operating Profit Margin	21.5%		17.3%		12.5%		13.2%			15.4%
Year-over-year % change - Operating Profit	5.5%		34.6%		15.4%		8.2%		0.6%	23.8%
Year-over year % change - Adjusted Operating Profit	12.2%		34.9%		22.1%		8.2%		4.1%	23.4%
Year-over-year bps change - Adjusted Operating Profit	(142	) bps	(11	) bps	201	bps	153	bps		40	bps

FY18 YTD	Grocery & Snacks		Refrigerated & Frozen		International		Foodservice		Corporate Expense	Total Conagra Brands
Operating Profit	$722.5		$479.4		$86.5		$124.1		$(459.4)	$953.1
Restructuring plans	14.1		0.1		1.5		—		22.3	38.0
Intangible impairment charges	4.0		—		0.8		—		—	4.8
Acquisitions and divestitures	11.4		0.7		—		—		3.6	15.7
Legal matters	—		—		—		—		151.0	151.0
Early exit of an unfavorable lease contract by purchasing the building	—		—		—		—		34.9	34.9
Corporate hedging derivative losses (gains)	—		—		—		—		(6.2)	(6.2)

Adjusted Operating Profit	$752.0		$480.2		$88.8		$124.1		$(253.8)	$1,191.3

Operating Profit Margin	22.0%		17.4%		10.3%		11.7%			12.0%
Adjusted Operating Profit Margin	22.9%		17.4%		10.5%		11.7%			15.0%